UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD 21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2014

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

Dear Fellow Shareholders:

As managers and shareholders of Greenspring Fund, we are very disappointed with 2014’s performance.  Greenspring Fund experienced a total return of -2.51%, after taking into consideration the reinvestment of all dividends and capital gain distributions.  While over seventy-five percent of the Fund’s stock and bond holdings generated positive returns during the year, in an uncharacteristic fashion, this year’s performance was heavily influenced by the activity of a relatively small number of securities that had an oversized and negative effect on the portfolio.  Within the equity portion of the Fund’s portfolio, more than sixty percent of the holdings generated gains, but, overall, the equity portfolio posted a negative return.  A more detailed discussion of these securities is provided in the next section.

The Fund’s fixed income securities once again provided positive total returns for the year, with the vast majority of the securities held in the portfolio producing positive returns.  The returns were somewhat muted by the headwinds faced by many high yield bond investors during the fourth quarter, when the prices of many energy-related bonds declined, including certain of the Fund’s energy-related holdings.

INFLUENCES on PERFORMANCE

The largest single influence on the Fund’s performance was the negative return from the equity holdings within the Oil and Gas Exploration and Production (“oil and gas”) industry.  Greenspring Fund has held equity investments in the oil and gas industry for many years, and for each of the five years prior to 2014, these investments generated solid, positive returns.  In fact, during this year’s second quarter, the Fund’s oil and gas equity holdings were the largest single positive influence on performance.  However, the price of oil dropped dramatically and suddenly during the fourth quarter of 2014, as OPEC, heavily influenced by Saudi Arabia, voted to maintain its current level of crude oil production, despite an oversupplied global market, in order to protect its market share.  This bold move by Saudi Arabia rocked energy producers worldwide, including the U.S. oil

January 2015

Greenspring Fund
Performance for the
Periods Ended December 31, 2014
Quarter	-1.00%
Year to Date	-2.51%
1 Year	-2.51%
3 Years*	7.90%
5 Years*	6.75%
10 Years*	5.97%
15 Years*	7.73%
20 Years*	8.11%
Since inception on 7/1/83*	9.62%
Expense Ratio**	0.94%
* Annualized.
** As stated in Prospectus dated 5-1-14. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

and gas companies held by Greenspring Fund.  Once we determined that the decline in the price of oil was likely to be more than a temporary phenomenon, we reduced or eliminated positions in those oil and gas companies that we believed would have more uncertain futures in a sharply lower oil price environment.  Despite the significant drop in the price of oil during 2014, the performance of the Fund’s equity holdings within the oil and gas group (five different securities) was mixed for the year, with one security

Greenspring Fund, Incorporated

generating a gain, two securities generating relatively minor losses and two securities generating substantial losses.

The individual securities that had the greatest influence on the performance of the Fund during the year, in order of magnitude, were the common stock investments in KBR, Inc., Rosetta Resources, Inc., NTELOS Holdings Corp., MasTec, Inc. and j2 Global, Inc.  The Fund’s investments in KBR, Rosetta Resources, NTELOS Holdings and MasTec declined in value, while j2 Global generated a positive return.

KBR, Inc.

KBR, Inc. is a global engineering, construction and services company focused primarily in the petrochemical, liquified natural gas (“LNG”), and hydrocarbon markets.  KBR’s stock price fell during the year due to reduced earnings expectations after the Company experienced cost overruns on certain projects.  Investors struggled to forecast near-term profitability as higher than expected costs on a pipe fabrication contract and power projects negatively affected quarterly earnings during the year.  In addition, although the Company was successful in winning several new contracts during the year, it was not able to secure a contract for the construction of a new LNG plant, which are typically very large projects.  Finally, the precipitous decline in the price of oil during the second half of the year called into question the economics of some already planned LNG projects that, if cancelled, would diminish the amount of future work KBR could potentially win.

Despite the recent soft patch in the Company’s LNG segment, KBR did successfully win a number of petrochemical and early-stage LNG contracts, which bodes well for the Company’s prospects for winning  larger-scale contracts in the future.  Additionally, KBR appointed a new management team that recently completed an extensive strategic review of the Company.  Management plans to create a more focused and efficient organization by reducing costs and exiting lines of business where KBR does not have a strong competitive advantage.  These actions will allow KBR to focus more intensely on its core competencies, and should result in greater and more predictable profitability on future contracts.  Finally, with over $1 billion in cash (more than $7 per share), no debt, and expectations that the Company will continue to generate free cash flow from operations, management should have ample financial resources to carry out its strategic plan and work to improve shareholder value.  With KBR’s strong reputation and experience, a very healthy balance sheet and well thought-out strategic plan, we believe long-term earnings growth will result in a strong return for shareholders going forward.

Rosetta Resources, Inc.

Rosetta Resources, Inc. is an oil and gas exploration company with properties located within the Eagle Ford and Permian fields of Texas.  Rosetta has been a long-term holding of the Fund and, since the Fund’s original purchase of shares, Rosetta has significantly grown shareholder value by successfully identifying, purchasing and developing heretofore-underappreciated oil and gas properties, with a resulting increase in the production of oil and gas.  During 2014, the market value of Rosetta’s stock declined significantly, however, with the majority of the decline occurring in the third and fourth quarter, due principally to the steep drop in the price of crude oil.  Lower oil prices

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
12/31/14
Republic Services, Inc.	4.4%
j2 Global, Inc.	4.0%
FTI Consulting, Inc.	3.7%
PartnerRe Ltd.	3.6%
Harmonic, Inc.	3.5%
US Foods, Inc., 8.500%, 6/30/19	3.2%
Lumos Networks Corp.	3.1%
MasTec, Inc.	3.1%
PetroQuest Energy, Inc., 10.000%, 9/1/17	2.9%
KBR, Inc.	2.7%

Greenspring Fund, Incorporated

will result in reduced earnings and cash flow for most oil producers including Rosetta.  Given lower revenues and cash flow, Rosetta will have less cash available to drill additional wells and therefore the growth rate of its annual production of oil and gas will likely slow in the future.  However, with attractive and well-located assets, a low-cost operating structure, and a conservative management team, the Company should continue to grow production at adequate returns, although at a lesser rate than investors anticipated earlier in the year.  Despite the more challenging environment, we believe Rosetta will still be able to further develop its Permian acreage through additional drilling which should dramatically increase its proved reserves of oil and gas.  Production from the Eagle Ford assets should remain profitable even at lower commodity price levels.  We reduced the Fund’s position in Rosetta during the fourth quarter, mainly due to the more difficult commodity price environment and the potential that oil prices may remain at lower levels for an extended period.  However, we believe that Rosetta remains a well-operated company with strong assets that can generate attractive shareholder returns in a stable commodity environment.

NTELOS Holdings Corp.

NTELOS Holdings Corp. is a regional wireless communications company operating within Virginia and West Virginia.  The share price of NTELOS’ common stock declined significantly during 2014 for two main reasons.  First, although the Company successfully renewed its strategic network alliance with Sprint, the terms of the new agreement were less favorable than investors anticipated.  The network alliance with Sprint accounted for approximately 30% of NTELOS revenue, but the majority of its cash flow from operations.  Under the terms of the new agreement, near-term revenues are projected to decline and the prospects for future growth are limited.  Second, competition in the wireless industry within certain parts of NTELOS’ territory intensified dramatically, pushing profit margins lower and crimping customer growth.  The business within the eastern Virginia market was especially hard hit by these competitive forces.  In December, management made the decision to completely exit the eastern Virginia market, and sold the assets to a competitor.  The sales price the Company accepted was much lower than the value investors assumed the eastern Virginia assets were worth, causing a further decline in the stock price.  NTELOS stills owns an attractive network and subscriber base in the more rural areas of Virginia and West Virginia where competition is more limited, and management changes, led by a large shareholder, have brought renewed focus on optimizing shareholder value.  However, we have

Greenspring Fund
Ten Largest 2014 Purchases
Common Stocks:
KBR, Inc.
Lumos Networks Corp.
The AES Corp.
MasTec, Inc.
Francesca’s Holdings Corp.
Bonds:
Hanger, Inc., 7.125%, 11/15/18
Pilgrim’s Pride Corp., 7.875%, 12/15/18
Biomet, Inc., 6.500%, 8/1/20
Iron Mountain, Inc., 8.375%, 8/15/21
Kratos Defense & Security Solutions, Inc., 7.000%, 5/15/19

Greenspring Fund
Ten Largest 2014 Sales
Common Stocks:
ON Semiconductor Corp.
Cisco Systems, Inc.
Energen Corp.
j2 Global, Inc.
PPL Corp.
Bonds:
iGate Corp., 9.000%, 5/1/16
Pilgrim’s Pride Corp., 7.875%, 12/15/18
Rosetta Resources, Inc., 9.500%, 4/15/18
Kratos Defense & Security Solutions, Inc., 7.000%, 5/15/19
Rambus, Inc., 5.000%, 6/15/14

Greenspring Fund, Incorporated

significantly reduced the Fund’s position in NTELOS as the intensifying price competition within the industry called into question the value of its wireless assets.

MasTec, Inc.

MasTec, Inc. builds, installs and maintains infrastructure projects for the energy, communications and utility industries, including large and diverse projects such as wireless and wireline communication systems, oil and gas pipelines, electric transmission and distribution lines, and renewable energy projects such as solar facilities and wind farms.  The common stock price of MasTec was uncharacteristically volatile during 2014.  We discussed MasTec in the first quarter letter after it had the largest single influence on the Fund’s performance, generating a positive return, and again in the second quarter letter after the stock price declined, giving back the gains achieved in the first quarter.  Subsequently, the stock price fell further, primarily during the second half of the fourth quarter.  The stock price volatility can be attributed to challenges being encountered by its two largest business segments.  Within the communications segment, a large customer (AT&T) reduced spending levels during the second quarter of 2014 and ultimately confirmed that spending would remain at lower levels for the remainder of the year and into 2015.  MasTec was positioned for a higher level of business and had to cut costs to bring its operating expenses in line with the new forecast.  These adjustments took some time to accomplish and profit margins within the communications segment were negatively affected during the year.

As the price of oil fell approximately 50% during the second half of the year, investors became increasingly concerned over the possible impact this may ultimately have on MasTec’s oil and gas pipeline construction business.  The significant increase in oil and gas production in this country over the last few years and the fact that this production is coming from different geographic regions leads many experts to believe that our country’s pipeline infrastructure still needs to expand to properly handle the current production in place.  MasTec has indicated that its pipeline business has not yet been affected, and in fact, certain press reports indicate that MasTec recently won several new pipeline construction contracts.

Despite the headwinds facing MasTec, we still believe the Company will continue to secure contracts for the construction of new oil and gas pipelines in the United States.  Additionally, it was recently reported that MasTec had won a contract to build a pipeline bringing natural gas into Mexico, a trend that may turn into a significant growth initiative for the Company.  Although business with AT&T is expected to be at lower levels than originally anticipated in 2015, we believe the Company has opportunities for growth with other telecom customers, as well as geographic expansion with AT&T.  Additionally, Google, and several internet service providers across the country, have embarked on projects to bring ultra-high speed service to their customers by building out a fiber-based infrastructure to the home.  These projects could provide a significant new source of business to MasTec.  Given the possible opportunities available to MasTec, we are encouraged by the potential for future growth in shareholder value.

j2 Global, Inc.

The share price of j2 Global, Inc., a cloud-based communications and digital media company, rose solidly during 2014, as management continued to successfully manage and grow the business as they have done since we first purchased shares in late 2009.  Having created a stable, high margin business led by eFax, the leading fax-to-email provider, j2 continues to generate a significant amount of free cash flow enabling management to grow shareholder value in a variety of ways.  During 2014, management continued to deploy cash in an accretive manner by expanding the Company’s digital media business and by acquiring additional fast growing, high-margin cloud businesses such as online data backup, and secure email hosting.  During the fourth quarter, the share price increased substantially after the Company completed additional small acquisitions, reported strong third quarter earnings, increased the dividend and announced an offer to

Greenspring Fund, Incorporated

purchase Carbonite, a leader in the online backup space.  While the outcome of the takeover proposal currently remains in doubt, it was further evidence that management continues to find ways to wisely deploy excess capital, as investors saw added value in the combination of the two businesses.  Management has proven to be strong stewards of shareholder capital over the years, and we are confident that they will continue to build a larger and more profitable company with an accelerating growth profile.

PORTFOLIO ACTIVITY

Allocation among the three main asset classes in the portfolio (common stocks, fixed income securities and cash equivalents) shifted somewhat during 2014 from the end of 2013.  Common stock investments represented a larger percentage of the portfolio at the end of 2014, while cash equivalents and fixed income securities decreased somewhat.  This variation does not reflect a significant strategic shift, but is the result of slightly more common stock purchases compared to common stock sales.  Please refer to the Schedule of Investments in the financial statements for a complete list of portfolio holdings and the percentage of the portfolio each holding represents.

The top five common stock purchases during the year were all additions to existing portfolio holdings and represented the majority of the purchase activity.  KBR, Inc., the most significant common stock purchase, was an extremely small holding at the end of 2013 so it was essentially a new purchase for 2014.  Other significant common stock purchases were additions to existing holdings in Lumos Networks Corp., AES Corp., MasTec, Inc. and Francesca’s Holdings Corp.  We initiated new positions in six securities during the year.  We sold the Fund’s entire holdings in five common stock positions, the most significant of which included the sale of ON Semiconductor Corp. and Cisco Systems, Inc.  We also reduced the Fund’s holdings in several securities as shares prices approached our estimate of fair value, with the most significant sales including shares of Energen Corp., j2 Global, Inc. and PPL Corp.

Portfolio activity within the fixed income portion of the portfolio included the maturity or redemption of a number of holdings and the sale of some securities.  We maintained a short-duration portfolio throughout the year and, as a natural consequence, a large number of holdings were redeemed and a large number of new positions were established.  We characterize this as normal portfolio activity.  We have not made any meaningful shift in the duration of the fixed income portfolio and continue to emphasize short-duration securities of companies that we believe are well positioned to retire the particular security held in the portfolio.

Greenspring Fund
Portfolio Allocation
as of December 31, 2013

Greenspring Fund
Portfolio Allocation
as of December 31, 2014

Greenspring Fund, Incorporated

INVESTMENT STRATEGY

Looking ahead, with respect to the Fund’s equity investments, we will redouble our efforts to identify companies that have strong finances, solid free cash flow generating prospects, and experienced management teams that have a history of making wise decisions to create shareholder value.  We are disappointed with the performance of the Fund’s equity securities during 2014, and are focused on building a portfolio of equity securities that will once again generate the returns that Greenspring Fund shareholders have historically enjoyed and expected.  Within the fixed income portion of the portfolio, we will continue to emphasize high coupon, short-duration bonds where most of the expected return is provided by the bond’s high coupon.  Additionally, this should help to buffer the portfolio against the risks of price volatility should interest rates begin to rise.

While we always learn valuable lessons during challenging times, Greenspring Fund’s basic investment strategies will not change as we strive to achieve the steady, positive total return that our shareholders expect.  This remains the goal of each and every member of Greenspring Fund’s investment team.  We look forward to reporting on our progress as the year develops.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns

	For Periods Ended December 31, 2014
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	-2.51%	7.90%	6.75%	5.97%
Russell 3000 Index	12.56%	20.51%	15.63%	7.94%
Lipper Flexible Portfolio Fund Index	4.31%	10.96%	8.80%	6.12%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended December 31, 2014 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, such as redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2014 – 12/31/2014).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/2014 –
	7/1/2014	12/31/2014	12/31/2014*
Actual	$1,000.00	$ 953.00	$4.33
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2014

Shares		Value

COMMON STOCKS: 59.6%

Building Products: 0.0%
12,193	PGT, Inc.*	$117,419

Business Software & Services: 2.6%
42,900	Amdocs Ltd.#	2,001,499
514,224	CA, Inc.	15,658,121
		17,659,620
Chemicals: 0.3%
36,730	Cytec Industries, Inc.	1,695,824

Commercial Banks & Thrifts: 2.7%
44,774	American National Bankshares, Inc.	1,110,843
65,389	Chicopee Bancorp, Inc.	1,095,266
161,142	Clifton Bancorp, Inc.	2,189,920
279,112	ESSA Bancorp, Inc.	3,349,344
47,438	First Connecticut Bancorp, Inc.	774,188
35,017	Heritage Financial Group, Inc.	906,940
31,654	Middleburg Financial Corp.	573,570
52,900	OceanFirst Financial Corp.	906,706
85,144	Shore Bancshares, Inc.*	795,671
589,083	Southern National Bancorp of Virginia	6,656,638
		18,359,086
Computer Systems: 2.6%
1,551,319	Silicon Graphics International Corp.*	17,654,010

Construction & Engineering: 11.1%
91,151	Dycom Industries, Inc.*	3,198,489
339,375	EMCOR Group, Inc.	15,098,794
1,071,875	KBR, Inc.	18,168,281
924,673	MasTec, Inc.*	20,906,856
618,439	MYR Group, Inc.*	16,945,229
		74,317,649
Consulting Services: 3.7%
638,840	FTI Consulting, Inc.*	24,678,389

Consumer Goods: 0.1%
21,025	Libbey, Inc.*	661,026

Electrical Equipment & Instruments: 2.1%
17,400	Emerson Electric Co.	1,074,102
904,940	GSI Group, Inc.*#	13,320,717
		14,394,819
Information Technology Services: 1.6%
836,248	Datalink Corp.*	10,787,599

Insurance: 3.6%
208,584	PartnerRe Ltd.#	23,805,692

Internet Software & Services: 4.0%
437,262	j2 Global, Inc.	27,110,244

Machinery: 0.2%
20,000	Pentair Ltd.#	1,328,400

Oil & Gas Exploration & Production: 5.7%
199,656	Energen Corp.	12,730,067
123,810	EOG Resources, Inc.	11,399,187
190,000	Rosetta Resources, Inc.*	4,238,900
300,375	Suncor Energy, Inc.#	9,545,917
		37,914,071
Oil Refining & Marketing: 0.0%
2,813	Phillips 66	201,692

Pulp & Paper: 1.0%
124,205	International Paper Co.	6,654,904

Real Estate Investment Trust: 0.1%
91,730	Gramercy Property Trust, Inc.	632,937

Retail: 0.9%
341,406	Francesca’s Holdings Corp.*	5,701,480

Telecommunications: 3.4%
1,252,666	Lumos Networks Corp.º	21,069,842
362,091	NTELOS Holdings Corp.	1,517,161
		22,587,003
Telecommunications Equipment: 3.5%
3,308,362	Harmonic, Inc.*	23,191,618

Truck Dealerships: 2.2%
208,143	Rush Enterprises, Inc. – Class A*	6,670,983
295,698	Rush Enterprises, Inc. – Class B*	8,326,856
		14,997,839
Utilities: 3.8%
958,925	The AES Corp.	13,204,397
346,642	PPL Corp.	12,593,504
		25,797,901
Waste Management Services: 4.4%
737,658	Republic Services, Inc.	29,690,735

TOTAL COMMON STOCKS
(cost $285,717,380)		399,939,957

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2014 (Con’t)

Shares/Principal		Value

PREFERRED STOCKS: 0.3%

Homebuilding: 0.3%
76,018	M/I Homes, Inc., 9.750%, Series A	$1,968,106

Real Estate Investment Trust: 0.0%
5,700	Winthrop Realty Trust, 7.750%	147,687

TOTAL PREFERRED STOCKS
(cost $2,090,002)		2,115,793

CONVERTIBLE BONDS: 0.6%

Oil & Gas Exploration & Production: 0.6%
$ 3,784,000	Bill Barrett Corp., 5.000%, 3/15/28	3,786,384

TOTAL CONVERTIBLE BONDS
(cost $3,788,264)		3,786,384

CORPORATE BONDS: 32.6%

Aerospace & Defense: 0.4%
808,000	Esterline Technologies Corp.,
	7.000%, 8/1/20	852,440
2,437,000	Kratos Defense & Security
	Solutions, Inc., 7.000%, 5/15/19	2,083,635
		2,936,075
Apparel: 0.4%
2,329,000	Levi Strauss & Co.,
	7.625%, 5/15/20	2,457,095

Building Products: 0.5%
3,238,000	Headwaters, Inc., 7.625%, 4/1/19	3,391,805

Cable/Satellite TV: 1.3%
7,479,000	CCO Holdings LLC/CCO
	Holdings Capital Corp.,
	7.250%, 10/30/17	7,791,248
217,000	CCO Holdings LLC/CCO
	Holdings Capital Corp.,
	7.000%, 1/15/19	225,680
615,000	Videotron Ltd., 9.125%, 4/15/18#	637,294
		8,654,222
Chemicals: 0.8%
4,975,000	Kraton Polymers LLC, 6.750%, 3/1/19	5,102,484

Coal Products: 0.7%
4,704,000	CONSOL Energy, Inc., 8.250%, 4/1/20	4,898,040

Commercial & Residential Building
Equipment & Systems: 0.7%
4,354,000	Nortek, Inc., 10.000%, 12/1/18	4,582,585

Computer Services: 0.4%
2,374,000	Sungard Data Systems, Inc.,
	7.375%, 11/15/18	2,471,928

Consulting Services: 1.3%
8,611,000	FTI Consulting, Inc., 6.750%, 10/1/20	9,063,078

Engineering & Construction: 0.6%
3,770,000	Michael Baker International LLC,
	8.250%, 10/15/18 – 144A	3,770,000

Entertainment: 0.2%
395,000	Carmike Cinemas, Inc., 7.375%, 5/15/19	421,662
600,000	Cinemark USA, Inc., 7.375%, 6/15/21	642,000
		1,063,662
Food Distribution: 3.2%
20,177,000	US Foods, Inc., 8.500%, 6/30/19	21,407,797

Healthcare-Facilities: 2.3%
14,300,000	Hanger, Inc., 7.125%, 11/15/18	14,443,000
936,000	HealthSouth Corp., 8.125%, 2/15/20	982,800
		15,425,800
Healthcare-Products: 2.4%
3,921,000	Alere, Inc., 8.625%, 10/1/18	4,068,037
11,342,000	Biomet, Inc., 6.500%, 8/1/20	12,164,295
		16,232,332
Healthcare-Services: 2.2%
4,305,000	Acadia Healthcare Co., Inc.,
	12.875%, 11/1/18	4,864,650
5,542,000	ExamWorks Group, Inc., 9.000%, 7/15/19	5,929,940
3,956,000	MedAssets, Inc., 8.000%, 11/15/18	4,134,020
		14,928,610
Homebuilding: 0.4%
2,500,000	M/I Homes, Inc., 8.625%, 11/15/18	2,606,250

Internet Software & Services: 1.1%
4,999,000	Bankrate, Inc., 6.125%, 8/15/18 – 144A	4,674,065
2,243,000	j2 Global, Inc., 8.000%, 8/1/20	2,425,244
		7,099,309

Media: 0.4%
2,334,000	Gannett Co, Inc., 7.125%, 9/1/18	2,412,773

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2014 (Con’t)

Principal		Value

CORPORATE BONDS: 32.6% (Con’t)

Office Equipment & Supplies: 0.1%
$ 859,000	CDW LLC/CDW Finance Corp.,
	8.500%, 4/1/19	$909,466

Oil & Gas Equipment & Services: 1.2%
2,488,000	CGG, 7.750%, 5/15/17#	2,145,900
5,723,000	Exterran Holdings, Inc., 7.250%, 12/1/18	5,637,155
		7,783,055
Oil & Gas Exploration & Production: 3.9%
2,851,000	Bill Barrett Corp., 7.625%, 10/1/19	2,608,665
1,535,000	Denbury Resources, Inc., 6.375%, 8/15/21	1,465,925
22,473,000	PetroQuest Energy, Inc., 10.000%, 9/1/17	19,720,057
3,000,000	Stone Energy Corp., 7.500%, 11/15/22	2,595,000
		26,389,647
Packaging & Containers: 1.3%
1,692,000	Berry Plastics Corp., 9.750%, 1/15/21	1,888,695
6,674,000	Reynolds Group Issuer LLC,
	8.500%, 5/15/18	6,840,850
		8,729,545
Real Estate Investment Trust: 0.4%
2,840,000	Iron Mountain, Inc., 8.375%, 8/15/21	2,964,250

Retail: 2.1%
10,216,000	Brown Shoe Co., Inc., 7.125%, 5/15/19	10,701,260
835,000	Michaels FinCo Holdings LLC/
	Michaels FinCo, Inc.,
	7.500%, 8/1/18 – 144A	853,788
2,379,000	Rite Aid Corp., 8.000%, 8/15/20	2,554,451
		14,109,499
Semiconductors: 0.5%
2,872,000	Freescale Semiconductor, Inc.,
	8.050%, 2/1/20	3,037,140
466,000	Freescale Semiconductor, Inc.,
	10.750%, 8/1/20	510,270
		3,547,410
Telecommunications: 2.2%
3,045,000	Cogent Communications Group, Inc.,
	8.375%, 2/15/18 – 144A	3,197,250
250,000	Earthlink, Inc., 7.375%, 6/1/20	255,000
7,403,000	Level 3 Financing, Inc., 9.375%, 4/1/19	7,847,180
3,375,000	T-Mobile USA, Inc., 6.464%, 4/28/19	3,518,437
		14,817,867
Transport-Marine: 0.7%
4,943,000	Overseas Shipholding Group, Inc.,
	8.125%, 3/30/18	4,856,498

Transport-Truck: 0.9%
6,124,000	Quality Distribution LLC/
	QD Capital Corp., 9.875%, 11/1/18	6,414,890

TOTAL CORPORATE BONDS
(cost $226,549,202)		219,025,972

SHORT-TERM INVESTMENTS: 6.4%

Money Market Instruments: 6.4%^
30,530,000	AIM Liquid Assets, 0.070%	30,530,000
12,575,461	AIM STIC Prime Portfolio, 0.040%	12,575,461

TOTAL SHORT-TERM INVESTMENTS
(cost $43,105,461)		43,105,461

TOTAL INVESTMENTS IN SECURITIES
(cost $561,250,309): 99.5%		667,973,567
Other Assets and Liabilities: 0.5%		3,164,410
NET ASSETS: 100.0%		$671,137,977

*	Non-income producing security.
#	U.S. security of foreign issuer.
º	Investment in affiliated security (note 5).
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of December 31, 2014, the value of  these investments was $12,495,103, or 1.9% of total net assets.

^	Rate shown is the 7-day effective yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2014

ASSETS
Investments in securities, at value:
Unaffiliated issuers (cost $542,804,050)	$646,903,725
Affiliated issuers (cost $18,446,259) (Note 5)	21,069,842
Total investments, at value (cost $561,250,309)	667,973,567
Cash	857,523
Receivables:
Dividends and interest	4,625,313
Securities sold	2,520,750
Fund shares sold	720,681
Prepaid expenses	39,728
Total assets	676,737,562

LIABILITIES
Payables:
Securities purchased	3,301,042
Fund shares redeemed	1,680,213
Due to affiliate (Note 5)	427,146
Accrued expenses	191,184
Total liabilities	5,599,585

NET ASSETS	$671,137,977

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	27,056,995

Net asset value, offering and redemption price per share	$24.80

COMPONENTS OF NET ASSETS
Capital stock at par value	$270,570
Paid-in capital	574,870,958
Undistributed net investment income	399,334
Accumulated net realized loss on investments	(11,126,143)
Net unrealized appreciation on investments	106,723,258
NET ASSETS	$671,137,977

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

INVESTMENT INCOME
Income
Interest	$21,953,481
Dividends:
Unaffiliated issuers (net of foreign withholding taxes of $41,504)	5,591,741
Affiliated issuers (Note 5)	997,486
Total income	28,542,708

Expenses
Advisory fees (Note 5)	5,788,944
Transfer agent fees	735,926
Administration fees	319,874
Administration fees – Corbyn (Note 5)	113,291
Fund accounting fees	107,171
Reports to shareholders	67,899
Custody fees	57,911
Legal fees	47,489
Directors fees	47,000
Blue sky fees	42,529
Insurance fees	31,010
Audit fees	29,150
Miscellaneous fees	4,523
Total expenses	7,392,717
Net investment income	21,149,991

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on sale of unaffiliated investments	(8,992,273)
Change in net unrealized depreciation on investments	(32,312,899)
Net realized and unrealized loss on investments	(41,305,172)
Net decrease in net assets resulting from operations	$(20,155,181)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$21,149,991	$16,769,343
Net realized gain (loss) on sale of:
Unaffiliated investments	(8,992,273)	18,348,353
Affiliated investments (Note 5)	—	9,749,869
Change in net unrealized appreciation (depreciation) on investments	(32,312,899)	75,518,525
Net increase (decrease) in net assets resulting from operations	(20,155,181)	120,386,090

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(21,211,081)	(17,379,823)
From net realized gain	(10,219,967)	(11,399,045)
Total distributions to shareholders	(31,431,048)	(28,778,868)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(a)+	(145,532,056)	125,748,169
Total increase (decrease) in net assets	(197,118,285)	217,355,391

NET ASSETS
Beginning of year	868,256,262	650,900,871
End of year (including accumulated net investment
income of $399,334 and $462,848, respectively)	$671,137,977	$868,256,262

(a)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
	Shares	Value	Shares	Value
Shares sold	5,868,702	$153,725,489	9,502,509	$244,326,525
Shares issued in reinvestment of distributions	1,204,083	30,667,126	1,091,670	28,124,296
Shares redeemed+	(12,822,477)	(329,924,671)	(5,805,098)	(146,702,652)
Net increase (decrease)	(5,749,692)	$(145,532,056)	4,789,081	$125,748,169

+	Net of redemption fees of $29,425 and $39,784, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$26.47	$23.23	$22.70	$24.19	$22.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.70	0.61	0.67	0.58	0.56
Net realized and unrealized gain (loss) on investments	(1.35)	3.57	1.35	(0.66)	1.82
Total from investment operations	(0.65)	4.18	2.02	(0.08)	2.38

LESS DISTRIBUTIONS:
From net investment income	(0.70)	(0.58)	(0.88)	(0.82)	(0.72)
From net realized gain	(0.32)	(0.36)	(0.61)	(0.59)	(0.16)
Total distributions	(1.02)	(0.94)	(1.49)	(1.41)	(0.88)
Net asset value, end of year	$24.80	$26.47	$23.23	$22.70	$24.19
Total return	(2.51%)	18.13%	9.07%	(0.26%)	10.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$671.1	$868.3	$650.9	$739.0	$830.7
Ratio of expenses to average net assets	0.89%	0.92%	0.93%	0.91%	0.95%
Ratio of net investment income to average net assets	2.54%	2.25%	2.89%	2.40%	2.51%
Portfolio turnover rate	50.43%	67.74%	27.67%	58.32%	59.99%

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2014

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Investment transactions and related investment income – Investment transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis.  Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security.  Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value.  Equity securities traded on a principal stock exchange, including the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price or the NASDAQ official closing price.  Equity securities that are not traded on a listed exchange or in the absence of a closing sales price for an exchange-traded security on a particular day, are valued at the mean of the closing bid and asked price obtained from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board of Directors (the “Board”).  Equity securities in an active market will be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing net asset value per share on the day of valuation and will be classified as Level 1 securities.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value.  Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.  These debt instruments will generally be classified as Level 2 securities.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market.  These securities are valued at prices obtained by an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and type, as well as prices supplied by dealers who make markets in such securities.  In the absence of a price from a pricing service, debt securities are valued at the mean of the closing bid and asked prices from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board.  Debt securities will generally be classified as Level 2 securities.

Any securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to policies and procedures approved by the Fund’s Board.  These securities will be classified as Level 3 securities.

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available.  These factors are subject to change over time and are reviewed periodically.  The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Con’t)

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2014:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at December 31,
	Markets	Inputs	Inputs	2014
	Level 1	Level 2	Level 3	Total
Common Stocks	$399,144,286	$795,671	$—	$399,939,957
Preferred Stock	2,115,793	—	—	2,115,793
Convertible Bonds	—	3,786,384	—	3,786,384
Corporate Bonds	—	219,025,972	—	219,025,972
Short-Term Investment	43,105,461	—	—	43,105,461
Total	$444,365,540	$223,608,027	$—	$667,973,567

See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2014 transfers into Level 1 and out of Level 2 were $1,968,106.  The security transferred out of Level 2 and into Level 1 due to increased market activity.  Transfers into Level 2 from Level 1 were $795,671.  The security transferred out of Level 1 and into Level 2 as a result of a decrease in market activity available as of December 31, 2014.

The Fund did not have any Level 3 securities during the year.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Con’t)

redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 9, 2014 an income dividend of $0.34 per share and a long-term capital gain distribution of $0.24690 per share were declared, payable on July 10, 2014, to shareholders of record on July 8, 2014.  Additionally, on December 17, 2014, an income dividend of $0.3578 per share and a long-term capital gain distribution of $0.0758 per share were declared, payable on December 18, 2014 to shareholders of record on December 16, 2014.  The tax character of distributions paid during the year ended December 31, 2014 and the year ended December 31, 2013 were as follows:

Distributions paid from:	December 31, 2014	December 31, 2013
Ordinary income	$21,211,081	$17,453,531
Long-term capital gain	$10,219,967	$11,325,337

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Con’t)

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2014, purchases and sales of investments, other than short-term investments and U.S. government obligations aggregated $383,638,116 and $441,367,467, respectively.

Note 4 – Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2011-2014).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2014, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$561,389,739
Gross tax unrealized appreciation	135,612,136
Gross tax unrealized depreciation	(29,028,308)
Net tax unrealized appreciation	106,583,828
Undistributed ordinary income	399,334
Undistributed long-term capital gain	—
Total distributable earnings	399,334
Other accumulated losses	(10,986,713)
Total accumulated earnings	$95,996,449

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Con’t)

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, the Fund decreased undistributed net investment income by $2,424 and decreased accumulated net realized loss on investments by $2,424.  At December 31, 2014, the Fund deferred, on a tax basis, post October losses of $10,986,713.

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser.  Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the year ended December 31, 2014, the Fund incurred $5,788,944 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the year ended December 31, 2014, the Fund incurred $113,291 in administrative fees to Corbyn.

At December 31, 2014, investors for whom Corbyn was investment adviser held 1,007,643 shares of the Fund.

A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company.  Transactions with companies that are or were affiliates during the year ended December 31, 2014 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
Lumos Networks Corp.	$6,594,892	$11,851,367	$—	$18,446,259	$644,036	1,252,666	$21,069,842
Southern National
Bancorp of Virginia*	4,167,109	—	—	4,167,109	353,450	589,083	6,656,638
	$10,762,001	$11,851,367	$—	$22,613,368	997,486	$1,841,749	$27,726,480

*	No longer an affiliate as of December 31, 2014.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Greenspring Fund, Incorporated
Lutherville, Maryland

We have audited the accompanying statement of assets and liabilities of the Greenspring Fund, Incorporated (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenspring Fund, Incorporated as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 17, 2015

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS December 31, 2014 (Unaudited)

Tax Information
The Fund designates 31.36% of dividends declared from net investment income during the fiscal year ended December 31, 2014 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2014, which is designated as qualifying for the dividends-received deduction, is 27.34%.

For foreign shareholders in the Fund, for the year ended December 31, 2014, 91.32% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited)
\
The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Number
	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Name and Age	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship

Term of Director
Indefinite
Term of Officer
One year

Interested
Directors/Officers
Charles vK. Carlson	President	From March 1993 to present.	President and Director of the	One	None
55	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.

William E. Carlson	Director	From February 1994 to present.	President of Shapiro Sher Guinot	One	None
57			& Sandler (a law firm) from
February 1999 to present. Partner
of Shapiro Sher Guinot & Sandler
from February 1990 to present.

Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President and Director of	One	None
53	Chief Financial Officer	From February 1994 to present.	the Fund’s Adviser.
	Director	From March 1992 to present.

Disinterested Directors
David T. Fu	Director	From May 1990 to present.	Retired. Managing Director	One	None
58			of Kanturk Partners, LLC (a
merchant bank) from February
2004 to December 2014.

Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	One	None
49			Operations at the Gilman
School from June 2003 to present.
Adjunct Professor of Financial
Accounting at Johns Hopkins
University from February 2013 to
present.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited) (Con't)

Number
	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Name and Age	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship

Term of Director
Indefinite
Term of Officer
One year

Michael P. O’Boyle	Director	From July 2000 to present.	Operating Partner of Pamplona	One	None
58			Capital Management (an invest-
ment manager) from October
2014 to present. Principal of
O’Boyle & Co. (a consulting
firm) from April 2014 to present.
President and CEO of Parallon
Business Solutions, a subsidiary
of Hospital Corporation of
America (a provider of healthcare
services) from January 2012 to
October 2013. President of
UnitedHealth Networks, a division
of United Healthcare (a managed
healthcare company) from May
2008 to December 2011.
Officers
Elizabeth Agresta Swam	Secretary and Treasurer	From May 1998 to present.	Employee of the Fund’s Adviser	N/A	None
47	AML Officer	From July 2002 to present.	from May 1998 to present.
	Chief Compliance Officer	From July 2004 to present.

Privacy Policy

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through December 31, 2014
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2014. The total value of $180,608 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended December 31, 2014 were -2.51%, 7.90%, 6.75%, 5.97% and 9.62%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$25,750	$25,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed, or expected to be billed, by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*                    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date  March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date  March 4, 2015

By (Signature and Title)*                    /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date  March 4, 2015

* Print the name and title of each signing officer under his or her signature.